Exhibit 10.9

OPTION GRANT NOTICE AND AGREEMENT

Safepoint Holdings, Inc. (the “Company”), pursuant to its 2024 Stock Incentive Plan (as may be amended, restated or otherwise modified from time to time, the “Plan”), hereby grants to Holder the number of Options (the “Options”) set forth below, each Option representing the right to purchase one share of Stock at the applicable Exercise Price (set forth below). The Options are subject to all of the terms and conditions set forth in this Option Grant Notice and Agreement (this “Award Agreement”), as well as all of the terms and conditions of the Plan, all of which are incorporated herein in their entirety. To the extent that any provisions herein (or portion thereof) conflicts with any provision of the Plan, the Plan shall prevail and control. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

Holder:	[•]

Date of Grant:	November __, 2025

Vesting Commencement Date:	November __, 2025

Number of Options:	[•]

Exercise Price:	$[1,078.54] [1,353.46] [1.917.40] [2,421.98]

Expiration Date:	November __, 2035

Type of Option:	Nonqualified Stock Option

Vesting Schedule:	Provided that Holder has not undergone a Termination prior to the applicable vesting date, twenty-five percent (25%) of the Options shall vest on each of the first, second, third and fourth anniversaries of the Vesting Commencement Date.

Exercise of Options:	To exercise vested Options, Holder (or his, her or its authorized representative) must give written notice to the Company, using the form of Option Exercise Notice attached hereto as Exhibit A, stating the number of Options which he, she or it intends to exercise. The Company will issue the shares of Stock with respect to which the Options are exercised upon payment of the shares of Stock acquired in accordance with Section 5(d) of the Plan, which Section 5(d) is incorporated herein by reference and made a part hereof; provided, however, that if Holder wishes to use any method of exercise other than in immediately available funds in United States dollars, or by certified or bank cashier’s check, Holder shall have received the prior written approval of the Committee or its designee approving such method of exercise.

Upon exercise of Options, Holder will be required to satisfy applicable withholding tax obligations as provided in Section 16 of the Plan.

Termination:	Section 5(g) of the Plan regarding treatment of Options upon Termination is incorporated herein by reference and made a part hereof. Following any such Termination, shares of Stock acquired upon exercise of any Options shall remain subject to Section 9 of the Plan.

Transfer Restrictions; Voting Proxy:	The transfer restrictions described in Section 8 of the Plan are incorporated herein by reference and made a part hereof. As a condition of the grant of Options hereunder, Holder hereby grants to the Company Holder’s irrevocable proxy, and appoints the Company, or any designee or nominee of the Company, as Holder’s attorney-in-fact (with full power of substitution and resubstitution), for and in its name, place, and stead, to (i) vote or act by written consent with respect to the shares of Stock (whether or not vested) now or hereafter owned by Holder (or any transferee), including the right to sign Holder’s name, as a stockholder, to any consent, certificate, or other document relating to the Company that applicable law may require, in connection with any and all matters (other than any amendment to the Plan that would require stockholder approval), including, without limitation, the election of directors and the sale or transfer of any Subject Shares as contemplated in Section 8 of the Plan, and (ii) take any and all action necessary to sell or otherwise transfer any Subject Shares as contemplated by Section 8 of the Plan. This proxy shall be coupled with an interest, and Holder agrees to take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. In the event that any or all provisions of the proxy described hereunder are determined to be unenforceable, Holder shall grant a proxy that, to the fullest extent permitted by applicable law, preserves the intent of and provides the Company with substantially the same benefits of the proxy described hereunder. The proxy described hereunder shall terminate upon the IPO Date. For so long as that certain Voting Committee Agreement, dated May 2, 2023, by and among David Flitman, Steven Hoffman and Jennifer Cotugno remains in effect, the Voting Committee (as defined therein) will have the power to exercise the rights granted to the Company in this paragraph with respect to the unvested shares of Stock in accordance with the terms and conditions of such agreement.

Joinder to Shareholders’ Agreement:	From and after the date hereof, Holder hereby agrees to be bound by the terms and provisions of that certain Shareholders’ Agreement by and between the Company and the shareholders party thereto, dated as of July 1, 2015, as amended on April 28, 2023 and as the same may be further amended, restated and/or otherwise modified from time to time (the “Shareholders’ Agreement”) as if Holder were an original signatory thereto. As a condition to the issuance of any shares of Stock upon exercise of the Options granted hereby, Holder shall execute such additional documents as the Company may reasonably request to effectuate Holder’s joinder to the Shareholders’ Agreement.

Restrictive Covenant Agreement:	As a condition of the grant of Options hereunder, Holder acknowledges and reaffirms his, her or its obligations and restrictions set forth in that certain Restrictive Covenant Agreement, dated as of [•], 2024 (the “RCA”). Holder acknowledges and agrees that this Award Agreement and the RCA will be considered separate contracts, and the RCA will survive the termination of this Award Agreement for any reason.

Additional Terms:	Options shall be subject to the following additional terms:

• Options shall be exercisable in whole shares of Stock only.

• Each Option shall cease to be exercisable as to any share of Stock when Holder purchases the share of Stock or when the Option otherwise expires or is forfeited.

•

The shares of Stock issued upon the exercise of any Options granted hereunder shall be registered in Holder’s name on the books of the Company during the Lock-Up Period and for such additional time as the Committee determines appropriate in its reasonable discretion. Any certificates representing the shares of Stock delivered to Holder shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares are listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions as the Committee deems appropriate.

•

Holder shall be the record owner of the shares of Stock issued in respect of the Options, and as record owner shall generally be entitled to all rights of a stockholder with respect to the shares of Stock issued in respect of the Options.

• This Award Agreement does not confer upon Holder any right to continue as an employee or service provider of the Service Recipient or any other member of the Company Group.

• This Award Agreement shall be construed and interpreted in accordance with the laws of the State of Florida, without regard to the principles of conflicts of law thereof.

•

Holder and the Company acknowledge that the Options are intended to be exempt from Sections 409A and 457A of the Code, with the Exercise Price intended to be at least equal to the Fair Market Value per share of Stock on the Date of Grant. Since the Stock is not traded on an established securities market, the Exercise Price has been based upon the determination of Fair Market Value by the Committee in a manner consistent with the terms of the Plan. Holder acknowledges that there is no guarantee that the Internal Revenue Service will agree with this valuation, and agrees not to make any claim against the Company, the Committee, the Company’s officers or employees in the event that the Internal Revenue Service or any other person, entity or agency asserts that the valuation was too low or that the Options are not otherwise exempt from Section 409A of the Code.

•

Holder agrees that the Company may deliver by email all documents relating to the Plan or the Options (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). Holder also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify Holder by email or such other reasonable manner as then determined by the Company.

•

This Award Agreement and the Plan constitute the entire understanding and agreement of the parties hereto and supersede all prior negotiations, discussions, correspondence, communications, understandings, and agreements (whether oral or written and whether express or implied) between the Company and Holder relating to the subject matter of this Award Agreement. Without limiting the foregoing, to the extent Holder has entered into an employment or similar agreement with the Company or any of its affiliates, and the terms noted in such employment or similar agreement are inconsistent with or conflict with this Award Agreement, then the terms of this Award Agreement will supersede and be deemed to amend and modify the inconsistent or conflicting terms set forth in such employment or similar agreement.

•

If Holder is married on the Date of Grant, the grant of the Options hereunder is conditional upon, and will be effective only after, Holder’s spouse has duly executed the spousal consent on the signature page hereto or in a form acceptable to the Company, with an effective date as of the Date of Grant. If, at any time subsequent to the Date of Grant, Holder becomes legally married (whether in the first instance or to a different spouse), Holder shall cause Holder’s spouse to execute and deliver to the Company a spousal consent in a form acceptable to the Company. Holder’s failure to deliver the Company an executed spousal consent in a form acceptable to the Company at any time when Holder would otherwise be required to deliver such consent shall constitute Holder’s continuing representation and warranty that Holder is not legally married as of such date (the breach of which would constitute a material breach of this Award Agreement and shall cause the Options granted hereunder to be immediately null and void).

Representations and Warranties of Holder:	Holder hereby represents and warrants to the Company in connection with the grant of the Options hereunder, and the issuance of any shares of Stock upon exercise of such Options that:

•

Holder understands that the Stock has not been registered under the Securities Act, nor qualified under any state securities laws, and that it is being offered and sold pursuant to an exemption from such registration and qualification based in part upon Holder’s representations contained herein; the Stock is being issued to Holder hereunder in reliance upon the exemption from such registration provided by Section 4(a)(2) of the Securities Act for transactions by an issuer not involving any public offering;

•

Holder is an “accredited investor” as such term is defined in Rule 501(a) of the Securities Act and has such knowledge and experience in financial and business matters that Holder is capable of evaluating the merits and risks of the investment contemplated by this Award Agreement; and Holder is able to bear the economic risk of this investment in the Company (including a complete loss of this investment);

•

Except as specifically provided herein or in the Plan, Holder has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge all or any portion of his, her or its Stock, and has no current plans to enter into any such contract, undertaking, understanding, agreement or arrangement;

•

Holder has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, article or any other form of advertising or general solicitation as to the Company’s sale to Holder of his, her or its Stock;

•

Holder is familiar with the business and operations of the Company and has been afforded an opportunity to ask such questions of the Company’s agents, accountants and other representatives concerning the Company’s proposed business, operations, financial condition, assets, liabilities and other relevant matters as he, she or it has deemed necessary or desirable in order to evaluate the merits and risks of the investment contemplated herein;

•

Holder has been informed that the shares of Stock are restricted securities under the Securities Act and may not be resold or transferred unless the shares of Stock are first registered under the federal securities laws or unless an exemption from such registration is available; and

•

Holder is prepared to hold the shares of Stock for an indefinite period and that Holder is aware that Rule 144 as promulgated under the Securities Act, which exempts certain resales of restricted securities, is not presently available to exempt the resale of the shares of Stock from the registration requirements of the Securities Act.

* *  *

THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THIS AWARD AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF OPTIONS UNDER THIS AWARD AGREEMENT, AGREES TO BE BOUND BY THE TERMS OF BOTH THIS AWARD AGREEMENT AND THE PLAN.

SAFEPOINT HOLDINGS, INC.	HOLDER

By:
Signature	Signature
Title:	Print Name:
Date:	Date:

SPOUSAL CONSENT

To the extent that Holder’s spouse and Holder are domiciled in Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington or Wisconsin, or are otherwise entitled to the benefits of the statutes of such states, Holder’s spouse indicates by the execution of this Award Agreement his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Options.

Name	Signature	Date

[Signature Page to Option Grant Notice and Agreement]

Exhibit A

__________ __, 20__

Safepoint Holdings, Inc.

12640 Telecom Drive, Temple Terrace, Florida 33637

Attn: [____________]

Re:	Notice of Exercise

1.

By delivery of this Notice of Exercise, I am irrevocably electing to exercise options to purchase shares of common stock, par value $[__] per share (“Shares”) of Safepoint Holdings, Inc. (the “Company”) granted to me under the Company’s 2024 Stock Incentive Plan (the “Plan”).

2.	The number of Shares I wish to purchase by exercising my options is _________.

3.	The applicable purchase price (or exercise price) is $____ per Share, resulting in an aggregate purchase price of $________ (the “Aggregate Purchase Price”).

4.

I am satisfying my obligation to pay the Aggregate Purchase Price by: Delivering to the Company, with this Notice of Exercise, an amount equal to the Aggregate Purchase Price in immediately available United States dollars, or by certified or bank cashier’s check.

5.

To satisfy the applicable withholding taxes, I have enclosed an amount equal to the applicable withholding taxes in immediately available United States dollars, or by certified or bank cashier’s check.

6.

I hereby agree to be bound by all of the terms and conditions set forth in the Plan and any award agreement to which the options were granted under. If I am not the person to whom the options were granted by the Company, proof of my right to purchase the Shares of the Company is enclosed.

7.	I have been advised to consult with any legal, tax or financial advisors I have chosen in connection with the purchase of the Shares.

Dated:

*
(Optionee’s signature)	(Additional signature, if necessary)

(Print name)	(Print name)

(Full address)	(Full address)

*

Each person in whose name Shares are to be registered must sign this Notice of Exercise. (If more than one name is listed, specify whether the owners will hold the Shares as community property or as joint tenants with the right of survivorship).